$175,000,000

COMSTOCK RESOURCES, INC.

6 7/8% SENIOR NOTES DUE 2012

UNDERWRITING AGREEMENT

February 18, 2004

February 18, 2004

Banc of America Securities LLC
Harris Nesbitt Corp.
     as representatives of the several Underwriters
     named in Schedule I hereto,
c/o Banc of America Securities LLC
9 West 57th Street, 23rd Floor
New York, NY 10019

Ladies and Gentlemen:

Comstock Resources, Inc., a Nevada corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom Banc of America Securities LLC and the Harris Nesbitt Corp. are acting as representatives (in such capacity, the “Representatives”), $175,000,000 aggregate principal amount of its 6?% Senior Notes due 2012 (the “Securities”) to be issued pursuant to the provisions of an Indenture to be dated as of February 25, 2004 (the “Base Indenture”) among the Company, the Guarantors (as defined below) and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture to be dated as of February 25, 2004 (the “First Supplemental Indenture”) among the Company, the Guarantors and the Trustee (the Base Indenture, as supplemented and amended by the First Supplemental Indenture, being referred to as the “Indenture”). The Securities will be guaranteed (the “Subsidiary Guarantees”) by each of the entities listed on Schedule II hereto (each, a “Guarantor” and collectively the “Guarantors”).

The Company and the Guarantors have filed with the Securities and Exchange Commission (the “Commission”) a registration statement (as amended to the date of this Agreement, the “Registration Statement”) on Form S-3 (No. 333-111237) including a prospectus relating to the registration of debt and common stock of the Company, including the Securities and the Subsidiary Guarantees pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and have filed with, mailed for filing to, or shall promptly hereafter file with or transmit to the Commission a final prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees pursuant to Rule 424 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). The Registration Statement has been declared effective by the Commission under the 1933 Act. The term “Basic Prospectus” means the prospectus (other than the prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees) included in the

Registration Statement. The term “Prospectus” means the Basic Prospectus together with the final prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees. The term “preliminary prospectus” means a preliminary prospectus supplement specifically relating to the Securities and the Subsidiary Guarantees, together with the Basic Prospectus.

        All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, the Basic Prospectus, the Prospectus or the preliminary prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus or the preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Basic Prospectus, the Prospectus or the preliminary prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”) which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

        The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

    1.        Representations and Warranties. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, each Underwriter as of the date hereof and as of the Closing Time (as defined in Section 3 below) as follows:

    (a)        (i) At the time the Registration Statement became effective and at the Closing Time, the Registration Statement and the Prospectus complied with or will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the “1939 Act Regulations”), and (ii) the Registration Statement and the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any of the Underwriters through the Representatives expressly for use in the Registration Statement or Prospectus.

    (b)        The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Registration Statement and the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (c)        The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

    (d)        Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly, or indirectly through one of the other subsidiaries, by the Company, free and clear of all liens, encumbrances, equities or claims, except for pledges of such shares or ownership interest pursuant to the Company’s current bank credit facility described in the Prospectus.

(e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(f) All of the shares of common stock, par value $.50 per share (“Common Stock”), of the Company that are outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

    (g)        The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

    (h)        Each Subsidiary Guarantee to be endorsed on the Securities by each Guarantor has been duly authorized by such Guarantor and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

    (i)        The Indenture has been duly authorized and, at the Closing Time, will have been duly qualified under the 1939 Act and duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

    (j)        The Securities, the Subsidiary Guarantees, the Indenture will conform in all material respects to the respective statements relating thereto contained in the Registration Statement and the Prospectus and will be in substantially the respective forms previously delivered to the Underwriters.

    (k)        The execution and delivery by the Company and the Guarantors, as the case may be, of, and the performance by the Company and the Guarantors, as the case may be, of their obligations under, this Agreement, the Indenture, the Securities and the Subsidiary Guarantees will not contravene any provision of applicable law or the certificate or articles of incorporation or by-laws or other organizational documents of the Company or any of the Guarantors or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or any of the Guarantors of its obligations under this Agreement, the Indenture, the Securities or the Subsidiary Guarantees, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

    (l)        There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus.

    (m)        Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Registration Statement and the Prospectus.

    (n)        There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Registration Statement and the Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company and the Guarantors to perform their obligations under this Agreement, the Indenture, the Securities or the Subsidiary Guarantees or to consummate the transactions contemplated by the Registration Statement, the Prospectus and this Agreement.

    (o)        Neither the Company nor any of its subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or of any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound.

    (p)        The accountants, Ernst & Young L.L.P. and KPMG LLP, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act.

(q) Lee Keeling and Associates, Inc. are independent petroleum consultants with respect to the Company and its subsidiaries.

    (r)        The consolidated historical financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the 1933 Act. Such historical financial statements present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data included in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

    (s)        The pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the transactions described therein; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the 1933 Act. The other pro forma financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

    (t)        The Company and each of its subsidiaries has (1) generally satisfactory title to all its interests in its oil and gas properties, title investigations having been carried out by the Company and each of its subsidiaries in accordance with the general practice in the oil and gas industry, (2) good and marketable title in fee simple to all other real property owned by it and (3) good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests, subleases and defects except such as are described in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings of the Company and its subsidiaries.

    (u)        None of the Company or its subsidiaries has violated any environmental safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Registration Statement and the Prospectus, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation or termination of any such permit, license or approval or result in any other impairment of their rights thereunder, which in each case would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

    (v)        The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (w)        The Company and each of its subsidiaries have filed all material tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

    (x)        The Company and its subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Registration Statement and the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing.

    (y)        The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Registration Statement and the Prospectus.

    (z)        The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

    2.        Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 97.75% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, to the Closing Date.

        The Company hereby agrees that, without the prior written consent of Banc of America Securities LLC on behalf of the Underwriters, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

    3.        Payment and Delivery. Pursuant to Rule 15c6-1(d) under the 1934 Act, settlement of this offering will be five (5) business days following the execution of this Agreement (the “Closing Date”). Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City or at such other place as shall be designated in writing by the Representatives and the Company against delivery of such Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on February 25, 2004 (unless postponed in accordance with the provisions of Section 8). The time and date of such payment are hereinafter referred to as the “Closing Time.” Global certificates representing the Securities shall be delivered to The Depository Trust Company (“DTC”). Interests in the Underwriters’ Securities will be represented by book entries on the records of DTC as the Representatives may request not less than two full business days in advance of the Closing Date. The Company agrees to have the global certificates, if any, available for inspection by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

    4.        Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

    (a)        Subsequent to the execution and delivery of this Agreement and prior to the Closing Time:

    (i)        there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act; and

    (ii)        there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities.

    (b)        The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company and each of the Guarantors, to the effect set forth in Section 4(a)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that the Company and the Guarantors have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

The officers signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

    (c)        The Underwriters shall have received on the Closing Date an opinion of Locke Liddell & Sapp LLP, outside counsel for the Company and the Guarantors, dated the Closing Date, to the effect set forth in Exhibit A. Such opinion shall be rendered to the Underwriters at the request of the Company and the Guarantors and shall so state therein.

(d) The Underwriters shall have received on the Closing Date an opinion of Baker Botts L.L.P., counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B.

    (e)        The Underwriters shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

    (f)        The Underwriters shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(g) The Underwriters shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

    5.        Covenants of the Company. In further consideration of the agreements of the Underwriters contained in this Agreement, the Company and the Guarantors covenant with each Underwriter as follows:

    (a)        The Company will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement and any amendment thereto, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

    (b)        The Company will give the Representatives notice of its intention to file or prepare any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such Prospectus to which the Representatives or counsel for the Underwriters shall object.

    (c)        The Company will deliver to the Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

    (d)        The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

    (e)        If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

    (f)        The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

    (g)        The Company will make generally available to its security holders as soon as practicable, but not later than 50 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Securities in conformity with the uses set forth in the Prospectus.

    (i)        The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

    (j)        Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel and the Company’s and the Guarantors’ accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Registration Statement and each Prospectus and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Underwriters, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in subsection (f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Underwriters (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the fee of the National Association of Securities Dealers, Inc. and (x) all other cost and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 6, and the last paragraph of Section 8, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, travel and lodging expenses of representatives of the Underwriters, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

    6.        Indemnity and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the 1933 Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

    (b)        Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their directors, its officers and each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company and the Guarantors to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

    (c)        In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Banc of America Securities LLC, in the case of parties indemnified pursuant to Section 6(a), and by the Company, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

    (d)        To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

    (e)        The Company, the Guarantors and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

    (f)        The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, or any Guarantor, their officers or directors or any person controlling the Company or any Guarantor and (iii) acceptance of and payment for any of the Securities.

    7.        Termination. This Agreement shall be subject to termination by notice given by the Representatives to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 7(a)(i) through 7(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

    8.        Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

        If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 7 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters or of the Company and the Guarantors. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement or Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

    9.        Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at c/o Banc of America Securities LLC, 9 West 57th Street, 23rd Floor, New York, NY 10019, and notices to the Company shall be directed to it at 5300 Town and Country Blvd., Suite 500, Frisco, TX 75034, attention Roland O. Burns, Senior Vice President.

    10.        Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    11.        Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

    12.        Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

COMSTOCK RESOURCES, INC.

By:/s/M. JAY ALLISON
   ------------------
      Name: M. Jay Allison
      Title: President and Chief Executive Officer

COMSTOCK OIL & GAS, INC.
By:/s/M. JAY ALLISON
   ------------------
      Name: M. Jay Allison
      Title: President and Chief Executive Officer

COMSTOCK OIL & GAS HOLDINGS, INC.
By:/s/M. JAY ALLISON
   ------------------
      Name: M. Jay Allison
      Title: President and Chief Executive Officer

COMSTOCK OIL & GAS - LOUISIANA, LLC
By:/s/M. JAY ALLISON
   ------------------
      Name: M. Jay Allison
      Title: President and Chief Executive Officer

COMSTOCK OFFSHORE, LLC
By:/s/M. JAY ALLISON
   ------------------
      Name: M. Jay Allison
      Title: President and Chief Executive Officer

Accepted as of the date hereof.

Banc of America Securities LLC, and
Harris Nesbitt Corp.

Acting severally on behalf of themselves and
         the several Underwriters named in
         Schedule I hereto.

By:  Banc of America Securities LLC

By:   /s/SCOTT VAN BERGH
      -------------------
      Name:    Scott Van Bergh
      Title:   Managing Director

SCHEDULE I

                                                    Principal Amount
                                                   of Securities to
               Underwriters                          be Purchased
               ------------                        ---------------
               Banc of America Securities LLC       $105,000,000
               Harris Nesbitt Corp.                   52,500,000
               Comerica Securities, Inc.               5,834,500
               Fortis Investment Services LLC          5,832,750
               Wedbush Morgan Securities Inc.          5,832,750
                                                   ---------------
                                                    $175,000,000

SCHEDULE II

Guarantors

Comstock Oil & Gas,Inc.
Comstock Oil & Gas Holdings, Inc.
Comstock Oil & Gas — Louisiana, LLC
Comstock Offshore, LLC